Visteon Baird Global Industrial Conference November 2017 Sachin Lawande President and CEO Exhibit 99.1

Forward-looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon Today and Shareholder Value Creation A global leader in automotive cockpit electronics and software (1) Peer group includes average returns of Autoliv, Continental, Delphi and Gentex. Manufacturing locations 22 10,000 Employees 18 Countries Technical centers 18 $3.1B Annual sales (Electronics) Company headquarters Van Buren Township, Michigan, United States December 2013 May 2015 July 2016 October 2017 Visteon 160% S&P 500 51% Peer Group (1) 47% Long-Term Total Shareholder Return (12/31/13 – 10/30/17)

A Broad and Diversified Customer Base Global automotive technology company with more than 25 customers worldwide

Industry-Leading Cockpit Electronics Product Portfolio Only pure-play in automotive cockpit electronics Source: Rankings from 2016 ABI Research and IHS Markit. Instrument clusters Head-up displays Displays Infotainment Audio Connectivity Cockpit domain controllers Visteon Market Position Top 5 Connected car Tier 1 supplier #2 Rank Instrument cluster displays #3 Rank Head-up displays #2 Rank Automotive display systems Center stack displays

Industry in Transformation Cockpit electronics growing faster than underlying vehicle production Cockpit Electronics vs. Global Vehicle Production Cockpit Electronics Global Vehicle Production 9.1% CAGR 2.1% CAGR Projections based on latest IHS Markit data. ~$32B in 2017 Instrument Clusters 22% Audio and Infotainment 51% Displays 19% HUD 2% Telematics 6% 2017 Market Segmentation Connected car ADAS/AD Electrification Key Drivers Cockpit Electronics

Key Trends in Instrument Clusters Visteon leading industry transition toward digital clusters CAGR 2022 2017 27% 6% -10% Hybrid Analog All Digital 95.1M Units 105.7M Units All-digital is fastest-growing segment of clusters All-digital clusters expanding from luxury to mass market vehicles Visteon awarded $2.6 billion in YTD new business wins Improved global market share to #2 position from #3 in 2015 All-Digital Cluster Hybrid Cluster Analog Cluster

Key Trends in Audio/Infotainment

Visteon



Embedded Infotainment



Display Audio



AM/FM/BT Audio


95.1M Units
105.7M Units
CAGR
Embedded Infotainment
Display Audio
Audio
30%
15%
55%
35%
35%
30%
5%
22%
-10%
2017
2022

- Market trending toward Display Audio systems from traditional audio
- Visteon's capabilities in Display Audio strengthened by AllGo acquisition
- Embedded infotainment transforming into "mobile app platform"
- Visteon awarded $1.5 billion in YTD new business wins; including first Phoenix™ win

Display Audio and Embedded Infotainment offer significant growth opportunity for Visteon

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Visteon’s Infotainment Platform for Connected Car Seamless upgrade path from Display Audio to Embedded Infotainment App developer friendly Highly secure Fully upgradeable Automotive Base Components Cyber Security Web Runtime Projection Mode Common API and JavaScript Navi Engine Complete “out-of-the-box” solution to OEMs for Display Audio Extend with pre-integrated third-party software to mid/high infotainment Offers “write once, run on many” for infotainment apps First purpose-built infotainment OS and tools

ECU Consolidation in Automotive Electronics Visteon offers industry-first cockpit domain controller; will launch AD controller Today Tomorrow Reduces cost, weight, and power consumption ECUs in car 30 - 100+ Consolidation of ECUs into domain controllers Leverages silicon and software innovations

Visteon's Cockpit Domain Controller

Visteon

smartcore™


Cluster
HUD
Infotainment
1
2
3
4

SmartCore™
Cockpit Domain Controller

First cockpit domain controller in the industry

Integration of instrument cluster, infotainment, HUD and driver monitoring

Recognized with Innovation Award by German Center of Automotive Management

4	SmartCore™ business wins to date
$175	Expected per vehicle savings*

*Source: Roland Berger study, July 2015.

Market introduction of first SmartCore™ system in early 2018 with European OEM

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Key Trends in Autonomous Driving

Visteon

Technology Landscape

Radar
24GHz to 76-81GHz
2-D to 3-D
NXP, Infineon, TI, ST

Lidar
Mechanical to solid state
Higher resolution at <$250
Velodyne, Quanergy, LeddarTech

Processors
CPU to GPU
Emerging AI processors
Wave Computing, NXP, NVIDIA, Graphcore, intel

Software
Conventional to machine learning
High safety relevance (ASIL)
Neural network object detection
Reinforcement learning

Autonomous Driving Controller



Sensors
Camera, Radar, Lidar, Ultrasonic
Perception
CNN algorithms
Path Planning
RL algorithms
Actuation
HD maps, real-time middleware for algorithms
Scalable high performance compute system
Vehicle Integration
CAN, Ethernet

Key Requirements of Autonomous Driving Controller

Centralized processing of sensor data	Scalable and CPU agnostic hardware
High-performance middleware	Advanced software tools for algorithm development

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Visteon’s DriveCore™ Technology Platform Studio Runtime Compute Communications Framework APIs Complete technology platform Middleware and tools for rapid algorithm development Faster time to market with third-party algorithms From 500 GFLOPS to 20 TFLOPS Advanced thermal management Perception Sensors Actuation Path Planning Vehicle Integration CNN algorithms RL algorithms Autonomous Driving Controller Camera, Radar, Lidar, Ultrasonic CAN, Ethernet Runtime Compute

Continuing Momentum Toward Best-In-Class Profitability (Dollars in Millions) 12.5% 11.9% 10.8% 10.4% 7.7% 8.7% 10.0% 10.7% 12.2% Adjusted EBITDA increased Y/Y every quarter for 11 straight quarters… …guiding to long-term margins reaching 14% while investing in new technologies. Annual Adjusted EBITDA Margins Quarterly Adjusted EBITDA and Margins 10.9% 9.5% 11.1% ~11.5% 14.0% 10.8%

Record YTD New Business Wins and Backlog Business accelerating in faster-growing product segments across all regions $18.0B Backlog New Business Wins Note: New business wins represent booked lifetime revenue. $16.5B $14.9B Data source: ‘17 data source: Q3 2017 Earnings deck + C Brown  outlook estimate ‘16 data source: Q4 16 earnings deck ‘15 data source: Q4 15 (NBWs only) ‘15 data source: backlog from Q4 16 earnings deck $4.6B Instrument Clusters 58% Infotainment 22% Audio 11% Displays 4% HUD 2% Telematics 1% Other 2%     $4.6B Europe 20% China 27% Other Asia 22% North America 29% South America 2% Highlights Phoenix™ First win for Display Audio system in North America Backlog growing faster than cockpit electronics market 11% Y/Y growth in backlog Audio/Infotainment NBWs of $1.5B, more than 2x prior year 12% Y/Y growth in NBWs

2017 Strategic Imperatives

Visteon

Strengthen Core Business



- Deliver higher sales and improve margins to ~11.5%
- Drive new business wins to achieve combined ~$12 billion target for 2017/2018
- Continued focus on operational excellence

Accelerate China Business



- Achieve double-digit China sales growth in 2017
- Introduce SmartCore™ and Phoenix™ technologies in China
- Leverage joint venture relationships to drive adoption of new offerings

Develop Level 3/4 Autonomous Driving Platform



- Leverage SmartCore™ technology platform for sensor fusion
- Early engagement with selected customers
- Launch technology platform at CES 2018

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Appendix Baird Global Industrial Conference

Use of Non-GAAP Financial Information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2016 and 2017, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Full-Year 2017 Guidance (Electronics Product Group) FY 2016 Actual Updated FY 2017 Guidance Sales $3.107B $3.12 - $3.16B Adjusted EBITDA $346M 11.1% $360 - $370M ~11.5% Adjusted Free Cash Flow $167M $170 - $180M

2017 Guidance Reconciliation Adjusted EBITDA (Electronics Product Group)

2017 Guidance Reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group) (1) Excludes $82 million of legacy-related cash outflows. (1)